UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 30, 2012

COMMVAULT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-33026	22-3447504
(Commission File Number)	(I.R.S. Employer Identification No.)

2 Crescent Place Oceanport, New Jersey	07757
(Address of principal executive offices)	(Zip Code)

(732) 870-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2012, the Board of Directors (the “Board”) of CommVault Systems, Inc. (the “Company”) appointed Louis F. Miceli, age 63, as Senior Vice President of Finance of the Company. Mr. Miceli served as our Senior Vice President – Chief Financial Officer from April 2011 to October 25, 2012. Prior to this, Mr. Miceli served as our Vice President and Chief Financial Officer from April 1997 to March 2011. Mr. Miceli has over 30 years of experience in various finance capacities for several high-technology companies. Prior to joining the Company, Mr. Miceli served as chief financial officer of University Hospital, part of the University of Medicine and Dentistry of New Jersey (UMDNJ), from 1994 until 1997 and as the corporate controller of UMDNJ from 1992 until 1994. Prior to joining UMDNJ, Mr. Miceli served as the chief financial officer of Syntrex, Inc., a word processing software and hardware manufacturer, from 1985 until 1992, and as its controller from 1980 until 1985. Mr. Miceli began his career as a staff auditor at Ernst & Ernst LLP (currently Ernst &Young LLP), where he served five years. Mr. Miceli obtained his bachelor’s degree, cum laude, in accounting from Seton Hall University and is a Certified Public Accountant in the State of New Jersey.

On October 25, 2012, the Board appointed Brian Carolan, age 41, as Vice President, Finance – Chief Financial Officer of the Company. Mr. Carolan served as our Vice President, Finance – Chief Accounting Officer from July 2006 to October 25, 2012. He also held the position of Controller from February 2001 to July 2006. Prior to joining the Company, Mr. Carolan was with Ernst & Young LLP in its Technology, Communications and Entertainment audit practice from 1993. Mr. Carolan obtained his bachelor’s degree in accounting from Villanova University, his master’s degree in business administration from New York University and is a Certified Public Accountant in the State of New Jersey.

On October 25, 2012, the Board appointed Gary Merrill, age 37, as Vice President, Finance – Chief Accounting Officer of the Company. Mr. Merrill served as our Controller from September 2007 to October 25, 2012. He also held the position of Assistant Controller from December 2005. Prior to joining the Company, Mr. Merrill held accounting management positions with several publicly traded companies. Mr. Merrill began his career with Arthur Andersen LLP in its audit practice. Mr. Merrill obtained his bachelor’s degree in accounting from Elizabethtown College and is a Certified Public Accountant in the State of Pennsylvania.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Dated:	October 30, 2012	/S/ N. ROBERT HAMMER
N. Robert Hammer
Chairman, President and Chief Executive Officer